SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2006

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

At a Board of Directors meeting held on April 24, 2006, the Company’s Board of Directors agreed (simultaneously with the termination of an aggregate of 13,118,000 stock options described in Item 1.02 below) to enter into 10 year NonStatutory Stock Option Agreements with certain employees for 6,000,000 common shares reserved for issuance under the Company’s 2001 Stock Option Plan, which was approved by shareholders on July 12, 2001, and registered under Form S-8 with the U.S. Securities and Exchange Commission on May 8, 2003.

The Company entered into the Stock Option Agreements with Ranjit Bhogal and Jeet Sidhu covering 4,000,000, and 2,000,000 shares, respectively, all at an exercise price of $0.85 per share, the closing price of the Company’s shares on April 24, 2006.  The options become exercisable in three (3) installments; 30% of each optionee’s options become exercisable on or after July 24, 2006, 30% become exercisable on or after October 24, 2006, and the remaining 40% become exercisable on or after April 24, 2007. All options not exercised terminate upon the termination of the optionee’s employment by the Company.

Item 1.02 – Termination of a Material Definitive Agreement

At a Board of Directors meeting held on April 24, 2006, the Company’s Board of Directors (simultaneously with the granting of an aggregate of 6,000,000 stock options described in Item 1.01 above) agreed to cancel an aggregate of 13,118,000  stock options as follows:

- 5,500,000 exercisable at $0.07 in the name of Harmel Rayat

- 1,500,000 exercisable at $2.11 in the name of Harmel Rayat

- 143,000 exercisable at $2.11 in the name of Ranjit Bhogal

- 25,000 exercisable at $2.11 in the name of Jeet Sidhu

- 1,400,000 exercisable at $2.38 in the name of Ranjit Bhogal

- 600,000 exercisable at $2.38 in the name of Jeet Sidhu

- 2,450,000 exercisable at $3.10 in the name of Ranjit Bhogal

- 1,500,000 exercisable at $3.10 in the name of Jeet Sidhu

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On April 26, 2006, HepaLife Technologies, Inc. issued a news release to announce that the Company’s PICM-19H liver cells have demonstrated the capability to fully survive and remain intact following exposure to human plasma, an important finding in the future integration of these cells into an artificial liver device for human use.  This news release, dated April 26, 2006, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 10.1 – Nonstatutory Stock Option Agreement of Ranjit Bhogal

Exhibit 10.2 – Nonstatutory Stock Option Agreement of Jeet Sidhu

Exhibit 99.1 – Press Release dated April 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: April 27, 2006